MARA™


45GB
CICU 453686 8
MARA™

Leveraging dispatchable compute to support the energy transition

NASDAQ:MARA · INVESTOR PRESENTATION · SEPTEMBER 2024

Disclaimer

Investor Notice

Investing in our securities involves a high degree of risk. Before making an investment decision, you should carefully consider the risks, uncertainties and forward-looking statements described under the heading "Risk Factors" in our most recent annual report on Form 10-K and any other periodic reports that we may file with the U.S. Securities and Exchange Commission (the "SEC"). If any of these risks were to occur, our business, financial condition or results of operations would likely suffer. In that event, the value of our securities could decline, and you could lose part or all of your investment. The risks and uncertainties we describe are not the only ones facing us. Additional risks not presently known to us or that we currently deem immaterial may also impair our business operations. In addition, our past financial performance may not be a reliable indicator of future performance, and historical trends should not be used to anticipate results in the future. See "Forward-Looking Statements" below.

Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of the federal securities laws. All statements, other than statements of historical fact, included in this presentation are forward-looking statements. The words "may," "will," "could," "anticipate," "expect," "intend," "believe," "continue," "target" and similar expressions or variations or negatives of these words are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Such forward-looking statements include, among other things, statements related to the expected timing and achievement of our growth targets, specifically relating to our anticipated hash rate and exahash growth, developing technologies, and bitcoin treasury policy. Such forward-looking statements are based on management's current expectations about future events as of the date hereof and involve many risks and uncertainties that could cause our actual results to differ materially from those expressed or implied in our forward-looking statements. Subsequent events and developments, including actual results or changes in our assumptions, may cause our views to change. We do not undertake to update our forward-looking statements except to the extent required by applicable law. Readers are cautioned not to place undue reliance on such forward-looking statements. All forward-looking statements included herein are expressly qualified in their entirety by these cautionary statements. Our actual results and outcomes could differ materially from those included in these forward-looking statements as a result of various factors, including, but not limited to, the factors set forth under the heading "Risk Factors" in our most recent annual report on Form 10-K, and any other periodic reports that we may file with the SEC.

Who We Are

MARA is one of the largest dispatchable compute companies.

We support the energy transformation.

We assist in securing the world's preeminent blockchain ledger.

We help convert clean, stranded, or otherwise underutilized energy into value.

Our mission is to build a more sustainable and inclusive future.

One of the world's largest dispatchable compute companies

One of the Largest & Most Liquid

Ticker
NASDAQ: MARA

Closing Share Price
$16.70
AS OF 8/31/24

Market Cap & Volume
$5.0B
AS OF 8/31/24
36.4M
AVG. 30-DAY VOLUME (8/31/24)

Efficiently Scaling & Expanding Operations

Energized Compute Power[a]
35.2 EH/s
AS OF 8/31/24
~50 EH/s
BY YE2024

Fleet Energy Efficiency[b]
25.0 J/TH
AS OF 8/31/24

Number of BTC Blocks Won[c]
1,222
YTD 2024

Proactively Managing Liquidity

Unrestricted Cash & Cash Equivalents
$256.0M
AS OF 2024Q2 (6/30/2024)

Unrestricted BTC
25,945 BTC
AS OF 8/31/24

Total Cash + BTC Treasury[d]
$1.4B
AS OF 8/31/2024

SOURCE: COMPANY DATA AND FACTSET
DEFINITIONS AND NOTES:
a. ENERGIZED COMPUTE POWER IS DEFINED AS THE AMOUNT OF HASH RATE THAT COULD THEORETICALLY BE GENERATED IF ALL MINERS THAT HAVE BEEN ENERGIZED ARE CURRENTLY IN OPERATION INCLUDING MINERS THAT MAY BE TEMPORARILY OFFLINE. HASH RATES ARE ESTIMATES BASED ON THE MANUFACTURERS' SPECIFICATIONS. ALL FIGURES ARE ROUNDED.
b. FLEET ENERGY EFFICIENCY IS MEASURED IN JOULES PER TERAHASH (J/TH), WHICH IS THE AMOUNT OF ENERGY, IN JOULES, USED PER UNIT OF COMPUTATION, IN TERAHASHES.
c. THESE METRICS ARE MARAPOOL ONLY AND DO NOT INCLUDE BLOCKS WON FROM JOINT VENTURES.
d. TOTAL CASH PLUS BTC TREASURY IS THE SUM OF UNRESTRICTED CASH AND CASH EQUIVALENTS AND UNRESTRICTED BTC. DUE TO ROUNDING, THE FIGURES MAY NOT ADD UP EXACTLY.

MARA at a glance

Our Core Business

- Converting clean, stranded, or otherwise underutilized energy into economic value with the most efficient hardware available
- Developing new technologies to advance the Bitcoin mining network

Our Strategy

Vertically Integrated Technology

- Software + hardware + infrastructure

Bitcoin Treasury

- 25,945 BTC held (unrestricted August 2024), full "HODL" approach

Diversified Operations

- 35.2 EH/s energized combined at 13 sites across four continents

Increasing Compute Power ~58%+ By YE2024



50 EH/s
40 EH/s
30 EH/s
20 EH/s
10 EH/s
0 EH/s
11.5
17.7
19.1
24.7
27.8
31.5
50.0
Q1 2023
Q2 2023
Q3 2023
Q4 2023
Q1 2024
Q2 2024
YE2024
YE2025
ENERGIZED COMPUTE POWER[a]
PROJECTED COMPUTE POWER[b]

SOURCE: COMPANY DATA

DEFINITIONS AND NOTES:

a. ENERGIZED COMPUTE POWER IS DEFINED AS THE AMOUNT OF HASH RATE THAT COULD THEORETICALLY BE GENERATED IF ALL MINERS THAT HAVE BEEN ENERGIZED ARE CURRENTLY IN OPERATION INCLUDING MINERS THAT MAY BE TEMPORARILY OFFLINE. HASH RATES ARE ESTIMATES BASED ON THE MANUFACTURERS' SPECIFICATIONS. ALL FIGURES ARE ROUNDED.

b. PROJECTED COMPUTE POWER REPRESENTS EXPECTED TIMING AND ACHIEVEMENT OF OUR GROWTH TARGETS FOR ENERGIZED COMPUTE POWER. THE COMPANY CANNOT ASSURE YOU THAT THE EVENTS AND CIRCUMSTANCES REFLECTED IN THE FORWARD-LOOKING STATEMENTS WILL BE ACHIEVED OR OCCUR, AND ACTUAL RESULTS COULD DIFFER MATERIALLY FROM THOSE EXPRESSED OR IMPLIED IN THE FORWARD-LOOKING STATEMENTS.

MARA – Three strategic business verticals for a more diversified, integrated, and sustainable operating model

Utility-Scale Computing

- Large, flexible, grid-connected data centers
- Monetizes excess power generation
- Improves economic viability of energy projects and supports power grid operations





Energy Harvesting

- Smaller, dispersed, off-grid data centers
- Converts landfill gas, flared gas, biogas, and other underutilized energy sources into electricity
- Recycles heat from data centers for various industrial applications

Technology

- Two-phase immersion cooling (2PIC) provides exceptional performance and space-savings[1]
- MARAFW, custom compute firmware, improves efficiency and performance of hardware[2]
- MARAPool, our self-owned mining pool, offers transparency and reduced latency, with direct BTC transaction submissions via MARA Slipstream
- Incubated Anduro, a multi-sidechain platform on Bitcoin



We excel in optimizing energy use on a global scale

USA



UAE



Paraguay



Finland



● DATA CENTERS

13

DATA CENTERS

4

CONTINENTS OF OPERATIONS

~1,100 MW

DATA CENTER PORTFOLIO

SOURCE: COMPANY DATA

Localizing the energy transformation



Abu Dhabi: Load Balancing the Power Grid

The Challenge: In the UAE, energy consumption peaks during the hot summer months primarily due to high air conditioning demand.[3] However, power facilities must operate at the same capacity all year round to meet the constant need for water desalination.[4] This disparity results in an estimated $600 million in lost annual revenues.[5]

The Solution: We launched a JV with Zero Two to establish the region's first large-scale, immersion-cooled digital asset data centers.[6] By integrating a flexible and interruptible base load energy consumer, Abu Dhabi's power grid reduces its exposure to seasonal demand and energy producers monetize wasted energy, which could incentivize investment in grid infrastructure.[7]


International Affairs
Africa
Business Center
Deal Signing Ceremony

Kenya: Optimizing Renewable Energy Projects

The Challenge: Kenya has abundant renewable energy resources, but the country's vast landscape can make it difficult to transport energy to its dispersed population.[8]

The Solution: In partnership with the Republic of Kenya, we established a Joint Steering Committee and framework to deploy green data centers, optimizing renewable energy projects, advancing technology infrastructure, and promoting economic development across Kenya.[9]



Integrating Accretive Acquisitions

Granbury, Texas: Transforming Operations and Upgrading Technology

The Challenge: When we assumed control of the Granbury, Texas, site from its predecessor in early 2024, we encountered challenges, including poorly maintained infrastructure, frequent electrical outages, and low employee morale. The site's condition was a major obstacle to efficient operations and employee satisfaction.

The Solution: In just a few months, we've repaired the infrastructure, resolved electrical issues, and improved employee morale. We've also begun upgrading the sound wall and are installing single-phase immersion containers, aiming for 50% by year-end. Additionally, we're progressing on transitioning hosted customers, with completion targeted for Q3 2024.

Vertically integrated tech stack improves operational efficiency and enhances economic moat

M

Technology Stack

SOFTWARE

MARAPOOL: Secure & Transparent Bitcoin Mining Pool

- Self owned and operated mining pool
- Reduces latency, generates above average fee revenues

FIRMWARE

MARAFW: Custom Bitcoin Mining Firmware

- Proprietary firmware optimizes our miners' performance
- Better curtailment times, improved temperature control, voltage protection

HARDWARE

Specialized Bitcoin Mining Hardware

- Investing in the most advanced ASICs (Auradine)
- Believed to be one of the most energy efficient mining fleets (25.0 J/TH)

INFRASTRUCTURE

Advanced Liquid Immersion Cooling

- Reduces maintenance of miners and overcomes challenging climates
- Designing next-gen cooling systems (2PIC) for Bitcoin mining, AI/HPC. MEC, and defense applications

Key metrics in focus

ENERGIZED COMPUTE POWER (EH/S)[a]



17.7
19.1
24.7
27.8
31.5
Q2 2023
Q3 2023
Q4 2023
Q1 2024
Q2 2024

BITCOIN BLOCKS PRODUCED[c]



414
528
562
368
457
Q2 2023
Q3 2023
Q4 2023
Q1 2024
Q2 2024

AVERAGE FLEET ENERGY EFFICIENCY (J/TH)[b]

(THE AMOUNT OF ENERGY USED, MEASURED IN JOULES, PER UNIT OF COMPUTATION)



27.3
25.8
24.5
25.0
25.0
Q2 2023
Q3 2023
Q4 2023
Q1 2024
Q2 2024

DAILY COST PER PETAHASH[d]



$50.4/PH
$45.2/PH
$42.3/PH
$45.2/PH
$41.0/PH
Q2 2023
Q3 2023
Q4 2023
Q1 2024
Q2 2024

SOURCE: COMPANY DATA

DEFINITIONS AND NOTES:

a. ENERGIZED COMPUTE POWER IS DEFINED AS THE AMOUNT OF HASH RATE THAT COULD THEORETICALLY BE GENERATED IF ALL MINERS THAT HAVE BEEN ENERGIZED ARE CURRENTLY IN OPERATION INCLUDING MINERS THAT MAY BE TEMPORARILY OFFLINE. HASH RATES ARE ESTIMATES BASED ON THE MANUFACTURERS' SPECIFICATIONS. ALL FIGURES ARE ROUNDED.

b. FLEET ENERGY EFFICIENCY IS MEASURED IN JOULES PER TERAHASH (J/TH), WHICH IS THE AMOUNT OF ENERGY, IN JOULES, USED PER UNIT OF COMPUTATION, IN TERAHASHES.

c. THESE METRICS ACCOUNT ONLY FOR MARAPOOL AND DO NOT INCLUDE BLOCKS WON FROM JOINT VENTURES.

d. DAILY COST PER PETAHASH QUANTIFIES THE COST OF 1 PH/S OF COMPUTE POWER PER DAY.

Proactive treasury management: Increasing total short-term liquidity on the balance sheet

Total Short-Term Liquidity: ~$1.4 Billion



CASH & BITCOIN[a]
TOTAL DEBT[b]
$1,800M
$1,600M
$1,400M
$1,200M
$1,000M
$800M
$600M
$400M
$200M
$0M
Q2 2023
Q3 2023
Q4 2023
Q1 2024
Q2 2024

SOURCE: COMPANY DATA

DEFINITIONS AND NOTES:
a. CASH AND BITCOIN IS THE SUM OF UNRESTRICTED CASH AND CASH EQUIVALENTS AND UNRESTRICTED BTC. DUE TO ROUNDING, THE FIGURES MAY NOT ADD UP EXACTLY.
b. TOTAL DEBT IS THE SUM OF SHORT-TERM DEBT AND LONG-TERM DEBT.

Long-term confidence in bitcoin: Full "HODL" approach, retaining all BTC mined and making strategic open market purchases

MARA'S Key Bitcoin Purchases Timeline

January 25, 2021:
MARA invests $150 million in BTC, which remains on the balance sheet today.[14]

July 25, 2024:
MARA purchases $100 million of BTC and announces full "HODL" strategy.[15]

August 12, 2024:
MARA announces a proposed private offering of $250 million of convertible senior notes to primarily purchase BTC.[16]

August 14, 2024:
MARA completes a $300 million offering of 2.125% convertible senior notes due 2031 and purchases $249 million of bitcoin.[17]

As of August 18, 2024, MARA is the second-largest publicly traded company with Bitcoin on its balance sheet, holding 25,945 BTC.[18]



UNRESTRICTED BITCOIN HOLDINGS
BTC / SHARE[a]
30,000 BTC
25,000 BTC
20,000 BTC
15,000 BTC
10,000 BTC
5,000 BTC
0 BTC
100
90
80
70
60
50
40
30
20
10
0
JUL-23
AUG-23
SEP-23
OCT-23
NOV-23
DEC-23
JAN-24
FEB-24
MAR-24
APR-24
MAY-24
JUN-24
JUL-24
AUG-24

SOURCE: COMPANY DATA

DEFINITIONS AND NOTES:
a. BITCOIN PER SHARE IS THE SUM OF TOTAL UNRESTRICTED BTC DIVIDED BY TOTAL SHARES OUTSTANDING (IN MILLIONS).

A Diversified, Portfolio Approach to Bitcoin Mining

Each Bitcoin mining deployment comes with its own set of constraints, and each requires a curated approach. We adapt accordingly. Over time, we have used different strategies and structures to build a portfolio of Bitcoin mining operations that is designed to diversify risk across our organization.

Self-Hosting / Vertically Integrated / Joint Ventures

- Optimizes for bespoke design
- Optimizes for lowest operating cost
- Optimizes for optionality of scaling as needed

Third-Party Hosting

- Optimizes for rapid deployment
- Optimizes for capex – shifts burden and risk to hosting provider, maximizes capex available to invest in mining rigs
- Optimizes for optionality – ability to move at end of term w/o abandoning infrastructure investment

Significantly increasing power capacity and ownership

12/31/23 Capacity (MW) by Location[a]

TOTAL: 619 MW
OWNED: 4%


ABU DHABI, UAE
4%
2%
OTHER
GRANBURY, TX
8%
GARDEN CITY, TX
17%
JAMESTOWN, ND
6%
ELLENDALE, ND
27%
KEARNEY, NE
2%
MCCAMEY, TX
34%

Expected Available Capacity (MW) by Location[b]

TOTAL: ~1,100 MW
OWNED: 54%


OTHER
2%
INT'L JVS
7%
JAMESTOWN, ND
3%
GRANBURY, TX
27%
ELLENDALE, ND
15%
GARDEN CITY, TX
18%
MCCAMEY, TX
19%
KEARNEY, NE
9%

a. COMPANY INTERNAL DATA
b. EXPECTED NAMEPLATE MEGAWATT CAPACITY FOLLOWING THE CLOSING OF RECENT TRANSACTIONS AND EXPANSION OPPORTUNITIES. DATA REFLECTS THE COMPANY'S FEBRUARY BITCOIN PRODUCTION MINING OPERATION UPDATE.

MARA's portfolio approach to dispatchable compute

Applying Portfolio Theory To Bitcoin Mining Assets	Key Advantages
Third-Party Hosted	Rapid deployment; outperforms in bull cycles
Self-Hosted	Lower operating cost and greater control; outperforms in bear cycles
Bitcoin Reserves	Hedge against currency risk and inflation; historical strong performance as an asset
Cash	Short-term "dry powder"; provides liquidity to take advantage of attractive opportunities
Non-Mining Revenue	Potential to monetize proprietary technology in non-Bitcoin mining sectors

World-class dispatchable compute fleet

13	1,100 MW	265,000	35.2 EH/S	23.2 J/TH
Total Sites	Total Available Capacity[a]	Total Operational Miners	Energized Compute Power	Fleet Efficiency

SITE LOCATION	OWNERSHIP	POWER TYPE	COOLING TECHNOLOGY	OPERATIONAL MINERS	ENERGIZED COMPUTING POWER
GARDEN CITY, TX	SELF-OWNED AND OPERATED	GRID, WIND	AIR, IMMERSION	42,000	5.6 EH/S
GRANBURY, TX	SELF-OWNED AND OPERATED	GRID	AIR, IMMERSION	28,000	4.1 EH/S
KEARNEY, NE	SELF-OWNED AND OPERATED	GRID	AIR	26,500	4.4 EH/S
ELLENDALE, ND	THIRD-PARTY HOSTED	GRID	AIR	56,000	8.0 EH/S
MCCAMEY, TX	THIRD-PARTY HOSTED	GRID, WIND	AIR	68,240	7.6 EH/S
JAMESTOWN, ND	THIRD-PARTY HOSTED	GRID	AIR, IMMERSION	19,900	2.4 EH/S
ABU DHABI, UAE	JOINT VENTURE/PARTNERSHIP[b]	GRID	IMMERSION	8,500	1.2 EH/S
HERNANDARIAS, PARAGUAY	JOINT VENTURE/PARTNERSHIP[c]	HYDRO	AIR	3,600	0.8 EH/S
OTHERS[b]	VARIES	VARIES	VARIES	10,850	1.2 EH/S

GRID
WIND
HYDRO

SOURCE: COMPANY DATA

AS OF AUGUST 31, 2024
THE OPERATIONAL DATA PRESENTED HEREIN SHOULD BE CONSIDERED AS APPROXIMATIONS EXCLUSIVELY INTENDED FOR DEMONSTRATIVE PURPOSES.

b. JOINT VENTURE/PARTNERSHIP DATA ONLY REPRESENTS MARA'S SHARE OF THE OPERATIONS AND NOT THE TOTAL SCOPE OF OPERATIONS.
c. OTHERS INCLUDES OUR DIGITAL ASSET COMPUTE OPERATIONS IN SATAKUNTA, FINLAND, UTAH, UNITED STATES, HOPEDALE, OHIO, AND MURRAY, KENTUCKY.

Strategic Differentiators

Generating New Revenue Streams via Energy Harvesting and Technology Products

Reducing input costs, diversifying revenue streams, and improving environmental sustainability with Energy Harvesting



Stranded Natural Gas

Oil and gas well operators often flare natural gas since it may be more economical than selling or storing it, and for regulatory requirements.



Stranded Landfill Gas

Some landfills resort to venting or flaring methane since traditional waste-to-energy solutions (pipeline distribution or grid sales) are often infeasible.



Stranded Biogas

Agriculture (food, livestock, etc.) produces methane, most of which is not captured, so processors often flare methane instead of harnessing it via anaerobic digesters since they lack an on-site consumer.



Waste Heat Recovery

The heat by-product from our operations can be repurposed for diverse activities, such as warming greenhouses and buildings.

Potentially Providing:

- Near-Zero Cost Power
- New Revenue Streams
- Attractive Rate of Return
- Improved Access to Power
- Greenhouse Gas Mitigation
- Support for Developing New Renewable Energy Sources

MARA in action: Monetizing landfill gas and reducing methane emissions[15]

>50% of US landfills vent their methane due to a lack of gas collection systems[22]

- Partnered with Nodal Power
- Announced in November 2023
- 280 kW pilot project located in Utah
- Exclusively powered by landfill methane gas



The pilot landfill reduced its methane emissions while generating a revenue stream it otherwise could not have earned


LAYTON,
UTAH

In 240 Days, Prevented Annual Emissions equivalent to

6,627 cars[23]

METHANE UTILIZED BY MARA'S & NODAL'S LFG DIGITAL ASSET COMPUTE PILOT PROJECT (240 DAY DURATION)


16,100,000
SCF
1,300,000 SCF
TOTAL
ADDITIONAL OVER FLARING

SOURCE: COMPANY DATA, NODAL

Recycling heat for various low-grade heating applications

50% of the world's total energy consumption is used for heating[26]

- 2 MW pilot project located in Finland
- Providing heat to a town with 11,000 residences.
- Fully contained within a room measuring no more than 50x50 feet inside the district heating facility



M63s hydro-cooled miner: 24,619 BTU/hour, nearly **5x** more than an average space heater[27,28]

Our Process



Step 1
Electricity goes to computing

Step 2
95% of electricity converted to low grade heat (50°C) while producing BTC

Step 3
Heat recycled for various uses


DISTRICT HEATING
SHRIMP FARMING
GREENHOUSES



Opening up our tech stack to earn non-bitcoin revenues

MARAFW™

MARAFW

- Launched in March 2024
- Advanced firmware for Bitmain Antminers
- Designed to optimize Bitcoin mining performance, efficiency, and stability
- Potential to earn non-bitcoin revenue through direct sales, dev fees, monthly subscriptions, and lifetime license sales
- Secured our first paying customers and white labeled with NiceHash

2PIC by MARA

- Launched in March 2024
- Next generation of immersion cooling technologies for data centers
- Built for unmanned operations in the harshest environments and offers one of the highest levels of power density and efficiency
- Opportunity to earn non-bitcoin revenue through sales
- Tens of millions of dollars in orders in the pipeline

2PIC™ BY MARA

2PIC: Opening doors for AI/HPC and MARA with next-generation immersion cooling

In Production

2PIC1000



FOR AI/HPC DATA CENTERS
DIMENSIONS: 8’ X 4’ X 4’ FT

2PIC™ BY MARA | Designed to maximize energy efficiency & power density[29]

2-4X more power within in the same space*

Reduces data center space requirements up to 75%*

Up 60% reduction in cooling overhead*

For small to large-scale operations, both mobile and stationary

In Development



2PIC PORTABLE

FOR USE ANYWHERE
DIMENSIONS: CUSTOMIZABLE

2PIC RUGGED

FOR MOVABLE, ROUGH USE
DIMENSIONS: CUSTOMIZABLE



Edge Computing[30]

Critical for real-time data processing

2PIC by MARA allows for high energy densities in small packages, essential for industries and applications requiring immediate decision making, including but not limited to:

- Healthcare
- Manufacturing
- Agriculture
- Telecommunications
- Transportation
- Finance

*WHEN COMPARED TO TRADITIONAL AIR-COOLED AND SINGLE-PHASE IMMERSION SETUPS

Experienced management team



Fred Thiel
CHAIRMAN & CEO

Proven tech entrepreneur, has served as CEO of three publicly traded companies, known for creating value through innovation, with extensive private equity and venture capital experience.



Salman Khan
CHIEF FINANCIAL OFFICER

Seasoned public company executive with extensive high-tech, renewable energy, oil and gas and big four accounting experiences globally. MBA from University of Michigan and UK Certified Accountant.



Jim Crawford
EVP/GM UTILITY-SCALE MINING

Entrepreneur with 20 years of experience in operations and IP at publicly traded companies, specializing in scaling and optimization, MBA from Washington State, and a patent holder.



Adam Swick
EVP/GM ENERGY HARVEST

Former Director of Strategic Finance at Kraken, early-stage venture capitalist, founder of Swick Capital, and strategy consultant at BCG, with an MBA from Kellogg and a BS from Wharton.



Ashu Swami
EVP/GM TECHNOLOGY

Experienced in Bitcoin mining hardware and software, former portfolio manager in high-frequency trading at Morgan Stanley, with an MBA from Duke and a BTech in CSE from IIT Bombay.



Manoj Narender Madnani
MANAGING DIRECTOR, INTERNATIONAL

Global business executive with 30+ years of experience in energy, infrastructure, and technology, former Managing Director of Kulczyk Investments SA, Babson College alumnus and Trustee, and member of YPO.

Appendix

Setting the pace for the dispatchable compute industry

+$5 Billion

Market Capitalization


MARKET CAPITALIZATION (Q2 2024)
$6.0B
$5.0B
$4.0B
$3.0B
$2.0B
$1.0B
$0.0B
MARA
CLSK
RIOT
IREN
CORZ
WULF
HUT
CIFR
BITF
BTDR

31.5 EH/s

Compute Power


COMPUTE POWER (Q2 2024)
35 EH/S
30 EH/S
25 EH/S
20 EH/S
15 EH/S
10 EH/S
5 EH/S
0 EH/S
MARA
CORZ
BTDR
RIOT
CLSK
CIFR
BITF
IREN
WULF
HUT8

$4.90 Per Share

Cash & Bitcoin Per Share


CASH & BITCOIN PER SHARE (Q2 2024)
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
MARA
RIOT
CLSK
IREN
HUT
BTDR
CIFR
BITF
CORZ
WULF

88.1 BTC

Bitcoin Per Share


BITCOIN PER SHARE (Q2 2024)b
100
90
80
70
60
50
40
30
20
10
0
MARA
CLSK
RIOT
CIFR
BITF
HUT
IREN
WULF
CORZ
BTDR

SOURCE: MARKET DATA AND RESEARCH AS PER FACTSET DATA SYSTEMS AND Q2 2024 SEC FILINGS. ACCESSED SEPTEMBER 3, 2024.

a. CASH AND BITCOIN PER SHARE IS THE SUM TOTAL UNRESTRICTED CASH AND CASH EQUIVALENTS AND UNRESTRICTED BTC DIVIDED BY TOTAL SHARES OUTSTANDING.

b. BITCOIN PER SHARE IS THE SUM OF TOTAL UNRESTRICTED BTC DIVIDED BY TOTAL SHARES OUTSTANDING (IN MILLIONS).

Quarterly Financials: Q2 2023 to Q2 2024

BTC BLOCKS PRODUCED


414
528
562
368
457
Q2 2023
Q3 2023
Q4 2023
Q1 2024
Q2 2024

REVENUE


$81.8M
$97.8M
$156.8M
$165.2M
$145.1M
Q2 2023
Q3 2023
Q4 2023
Q1 2024
Q2 2024

ADJUSTED EBITDA (NON-GAAP)


$35.8M
$20.8M
$260.4M
$528.8M
-$85.1M
Q2 2023
Q3 2023
Q4 2023
Q1 2024
Q2 2024

Summary Balance Sheet

$MILLIONS	JUNE 30, 2024	JUNE 30, 2023
CASH & CASH EQUIVALENTS	$256.0	$357.3
RESTRICTED CASH	12.0	-
DIGITAL ASSETS	17.1	639.7
ACCOUNTS RECEIVABLE, NET	18.7	-
DEPOSITS	26.2	7.2
DERIVATIVE INSTRUMENT, CURRENT PORTION	13.7	-
PREPAID EXPENSES AND OTHER CURRENT ASSETS	28.2	25.6
TOTAL CURRENT ASSETS	372.0	1,209.8
DIGITAL ASSETS	1,158.6	-
TOTAL LONG-TERM ASSETS	2,745.2	961.2
TOTAL ASSETS	3,117.2	1,991.0
ACCOUNTS PAYABLE	$28.8	$11.3
TOTAL CURRENT LIABILITIES	99.2	33.8
TOTAL LONG-TERM LIABILITIES	375.3	341.3
TOTAL STOCKHOLDERS' EQUITY	2,642.7	1,615.9
TOTAL LIABILITIES AND EQUITY	3,117.2	1,991.0

SOURCE: COMPANY DATA

Adjusted EBITDA Reconciliation

	Q2 2023	Q3 2023	Q4 2023	Q1 2024	Q2 2024
RECONCILIATION TO ADJUSTED EBITDA					
NET INCOME (LOSS)	$ (8,962)	$ 64,137	$ 151,826	$ 337,173	$ (199,659)
EXCLUDE: INTEREST EXPENSE	2,840	2,536	1,214	1,256	1,369
EXCLUDE: INCOME TAX EXPENSE (BENEFIT)	203	73	16,075	38,051	(31,657)
EBIT	(5,919)	66,746	169,115	376,480	(229,947)
EXCLUDE: DEPRECIATION AND AMORTIZATION	37,275	54,032	72,550	83,548	110,815
EBITDA	31,356	120,778	241,665	460,028	(119,132)
EXCLUDE: STOCK COMPENSATION EXPENSE	4,451	5,511	18,737	51,913	28,332
EXCLUDE: EARLY TERMINATION EXPENSES	--	--	--	22,097	5,660
EXCLUDE: GAIN ON INVESTMENTS	--	--	--	(5,236)	--
EXCLUDE: NET GAIN ON EXTINGUISHMENT OF DEBT	--	(82,600)	--	--	--
ADJUSTED EBITDA	$ 35,807	$ 43,689	$ 260,402	$ 528,802	$ (85,140)

NON-GAAP FINANCIAL MEASURES IN ORDER TO PROVIDE A MORE COMPREHENSIVE UNDERSTANDING OF THE INFORMATION USED BY OUR MANAGEMENT TEAM IN FINANCIAL AND OPERATIONAL DECISION-MAKING, WE SUPPLEMENT OUR CONDENSED CONSOLIDATED FINANCIAL STATEMENTS THAT HAVE BEEN PREPARED IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES IN THE UNITED STATES (“GAAP”) WITH THE NON-GAAP FINANCIAL MEASURES OF ADJUSTED EBITDA AND TOTAL MARGIN EXCLUDING DEPRECIATION AND AMORTIZATION.

THE COMPANY DEFINES ADJUSTED EBITDA AS (A) GAAP NET INCOME (LOSS) PLUS (B) ADJUSTMENTS TO ADD BACK THE IMPACTS OF (1) DEPRECIATION AND AMORTIZATION, (2) INTEREST EXPENSE, (3) INCOME TAX EXPENSE (BENEFIT) AND (4) ADJUSTMENTS FOR NON-CASH AND NON-RECURRING ITEMS WHICH CURRENTLY INCLUDE (I) STOCK COMPENSATION EXPENSE, (II) EARLY TERMINATION EXPENSES, (III) GAIN ON INVESTMENTS AND (IV) LOSSES FROM EXTINGUISHMENT OF DEBT. THE COMPANY DEFINES TOTAL MARGIN EXCLUDING DEPRECIATION AND AMORTIZATION AS (A) GAAP TOTAL MARGIN LESS (B) DEPRECIATION AND AMORTIZATION.

MANAGEMENT USES ADJUSTED EBITDA AND TOTAL MARGIN EXCLUDING DEPRECIATION AND AMORTIZATION, ALONG WITH THE SUPPLEMENTAL INFORMATION PROVIDED HEREIN, AS A MEANS OF UNDERSTANDING, MANAGING, AND EVALUATING BUSINESS PERFORMANCE AND TO HELP INFORM OPERATING DECISION-MAKING. THE COMPANY RELIES PRIMARILY ON ITS CONDENSED CONSOLIDATED FINANCIAL STATEMENTS TO UNDERSTAND, MANAGE, AND EVALUATE ITS FINANCIAL PERFORMANCE AND USES NON-GAAP FINANCIAL MEASURES ONLY SUPPLEMENTALLY.

WE BELIEVE THAT ADJUSTED EBITDA AND TOTAL MARGIN EXCLUDING DEPRECIATION AND AMORTIZATION ARE USEFUL MEASURES TO US AND TO OUR INVESTORS BECAUSE THEY EXCLUDE CERTAIN FINANCIAL, CAPITAL STRUCTURE, AND NON-CASH ITEMS THAT WE DO NOT BELIEVE DIRECTLY REFLECT OUR CORE OPERATIONS AND MAY NOT BE INDICATIVE OF OUR RECURRING OPERATIONS, IN PART BECAUSE THEY MAY VARY WIDELY ACROSS TIME AND WITHIN OUR INDUSTRY INDEPENDENT OF THE PERFORMANCE OF OUR CORE OPERATIONS. WE BELIEVE THAT EXCLUDING THESE ITEMS ENABLES US TO MORE EFFECTIVELY EVALUATE OUR PERFORMANCE PERIOD-OVER-PERIOD AND RELATIVE TO OUR COMPETITORS. ADJUSTED EBITDA AND TOTAL MARGIN EXCLUDING DEPRECIATION AND AMORTIZATION MAY NOT BE COMPARABLE TO SIMILARLY TITLED MEASURES PROVIDED BY OTHER COMPANIES DUE TO POTENTIAL DIFFERENCES IN METHODS OF CALCULATIONS.



MARA™

References

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